SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM  8-K
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PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2010

HARLEYSVILLE GROUP INC.
(Exact name of registrant as specified in its charter)
Delaware	0-14697	51-0241172
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

355 Maple Avenue, Harleysville, PA 19438-2297
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 256-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2010, Harleysville Group Inc. issued a press release reporting preliminarily its estimated catastrophe losses incurred during the second quarter of 2010.  The company also announced that it anticipates it will report its full 2010 second quarter results on August 6, 2010.  The press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein.

The information provided in this Item 2.02 on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)              Exhibits

Number                          Description

99.1	Press Release of Harleysville Group Inc., dated July 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE GROUP INC.
Registrant

Date: August 2, 2010	By:	/s/ Robert A. Kauffman
Robert A. Kauffman Senior Vice President, Secretary, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release of Harleysville Group Inc., dated July 29, 2010